AMENDED SCHEDULE A TO AGREEMENT AND DECLARATION OF TRUST

OF OLD MUTUAL ADVISOR FUNDS II

AS AMENDED APRIL 23, 2007

OLD MUTUAL ADVISOR FUNDS II

PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO	CLASSES OF EACH PORTFOLIO

Old Mutual Analytic U.S. Long/Short Fund	Class A
Class C
Institutional Class
Class R
Class Z
Advisor Class

Old Mutual Barrow Hanley Value Fund	Class A
Class C
Institutional Class
Class R
Class Z
Advisor Class

Old Mutual Columbus Circle Technology	Class A
and Communications Fund	Class C
Institutional Class
Class R
Class Z
Advisor Class

Old Mutual Emerging Growth Fund	Class A
Class C
Institutional Class
Class R
Class Z
Advisor Class

Old Mutual Focused Fund	Class A
Class C
Institutional Class
Class R
Class Z
Advisor Class

Old Mutual Growth Fund	Class A
Class C
Institutional Class
Class R
Class Z
Advisor Class

Old Mutual Heitman REIT Fund	Class A
Class C
Institutional Class
Class R
Class Z
Advisor Class

Old Mutual Large Cap Fund	Class A
Class C
Institutional Class
Class R
Class Z
Advisor Class

Old Mutual Large Cap Growth Fund	Class A
Class C
Institutional Class
Class R
Class Z
Advisor Class

Old Mutual Large Cap Growth Concentrated	Class A
Fund	Class C
Institutional Class
Class R
Class Z
Advisor Class

Old Mutual Mid-Cap Fund	Class A
Class C
Institutional Class
Class R
Class Z
Advisor Class

Old Mutual Select Growth Fund	Class A
Class C
Institutional Class
Class R
Class Z
Advisor Class

Old Mutual Small Cap Fund	Class A
Class C
Institutional Class
Class R
Class Z
Advisor Class

Old Mutual Strategic Small Company Fund	Class A
Class C
Institutional Class
Class R
Class Z
Advisor Class

Old Mutual TS&W Small Cap Value Fund	Class A
Class C
Class Z

Old Mutual TS&W Mid-Cap Value Fund	Class A
Class C
Institutional Class

Old Mutual Cash Reserves Fund	Class A
Class C
Institutional Class
Class R
Class Z

Old Mutual Dwight Intermediate Fixed	Class A
Income Fund	Class C
Institutional Class
Class R
Class Z
Advisor Class

Old Mutual Dwight Short Term Fixed	Class A
Income Fund	Class C
Institutional Class
Class R
Class Z
Advisor Class

By:	/s/ Robert T. Kelly
Name:	Robert T. Kelly
Title:	Treasurer